EXHIBIT 10.1

FIFTH AMENDMENT TO LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made as of January 10, 2018 (the “Fifth Amendment Date”) among INTERNATIONAL BANK OF COMMERCE, an Oklahoma state banking corporation, successor in interest to International Bank of Commerce, a Texas state banking association (“Lender”), GREYSTONE LOGISTICS, INC., an Oklahoma corporation, GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company (together, the “Borrowers”), and the undersigned Guarantors, and ratifies and amends (a) the Loan Agreement (Revolving Loan and Equipment Term Loan) dated as of January 31, 2014, as previously amended four times, most recently by the Fourth Amendment to Loan Agreement among Borrowers and Lender (as so amended, the “Loan Agreement”), and (b) the other Loan Documents to which the Borrowers and Guarantors are a party as described below.

Borrowers and Lender agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is amended as follows:

(a) The following new definitions are added to Section 1.1 of the Loan Agreement in appropriate alphabetical order:

“Fifth Amendment” means the Fifth Amendment to Loan Agreement among Borrowers and Lender dated as of the Fifth Amendment Date

“Fifth Amendment Date” means January 10, 2018.

“Prior Revolving Loan” has the meaning provided in Section 2.1(a).

“Term Loan D” has the meaning provided in Section 2.2(d).

“Term Loan E” has the meaning provided in Section 2.2(e).

“Term Note D” means the Amended and Restated Promissory Note dated as of the Fifth Amendment Date executed by Borrowers in favor of Lender in the original face amount of Term Loan D, as amended, modified, replaced, restated, extended or renewed from time to time.

“Term Note E” means the Promissory Note dated as of the Fifth Amended Date executed by Borrowers in favor of Lender in the original face amount of Term Note E, as amended, modified, replaced, restated, extended or renewed from time to time.

(b) The following existing definitions in Section 1.1 of the Loan Agreement are amended and restated in their entirety as follows:

“Revolving Note” means the Promissory Note dated as of the Fifth Amendment Date executed by the Borrowers in favor of the Lender in the maximum principal amount of the Revolving Loan, as amended, modified, replaced, restated, extended or renewed from time to time.

“Term Loans” means Term Loan A, Term Loan B, Term Loan C, Term Loan D and Term Loan E.

“Term Notes” means Term Note A, Term Note B, Term Note C, Term Note D and Term Note E.

(c) Section 2.1 of the Loan Agreement is amended and restated in its entirety as follows:

Section 2.1. Revolving Loan.

(a) Before the Fifth Amendment, Lender provided a revolving line of credit to Borrower in the maximum principal amount of $2,500,000 (the “Prior Revolving Loan”), the full amount of which is outstanding on the Fifth Amendment Date. Subject to the terms and conditions of the Loan Documents, on the Fifth Amendment Date (i) the entire outstanding principal amount of the Prior Revolving Loan is converted into the Term Loan D as provided in Section 2.2(d), and (ii) Lender agrees to provide a new revolving line of credit to the Borrowers (the “Revolving Loan”), and make cash advances thereunder from time to time during the availability period set forth in Section 2.3(a).

(b) The amount of the Revolving Loan (the “Revolving Commitment”) is up to $3,000,000.00. The Borrowers agree not to permit the principal balance of cash advances under the Revolving Loan to exceed the lesser of (i) the Revolving Commitment, and (ii) the Borrowing Base. If the Borrowers at any time exceed either of these limits, the Borrowers will immediately pay the excess to the Lender. For the avoidance of doubt, immediately after giving effect to the Fifth Amendment, the entire amount of the Revolving Commitment is available to be advanced under the Revolving Loan (subject to the Borrowing Base and the other terms and conditions of the Loan Documents).

(d) The following are added to the Loan Agreement as a new Section 2.2(d) and (e), respectively:

(d) Lender and Borrower acknowledge and agree that the Prior Revolving Loan is fully advanced and outstanding as of the Fifth Amendment Date. Effective as of the Fifth Amendment Date, the Prior Revolving Loan is converted into a separate term loan (“Term Loan D”) to be repaid in accordance with Term Note D.

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(e) Lender shall make an advancing term loan to Borrowers in the original principal amount of $1,000,000.00 (“Term Loan E”).

(e) The availability period of the Revolving Loan is extended to January 31, 2020. Accordingly, the reference to “January 31, 2019” in Section 2.3(a) of the Loan Agreement is amended to “January 31, 2020”.

(f) The following are added to the Loan Agreement as a new Section 2.3(e) and (f), respectively:

(e) Term Loan D is fully advanced on the Fifth Amendment Date, and Lender will not make any further advances on the Term Loan D.

(f) Term Loan E is available in multiple disbursements between the Fifth Amendment Date and the first anniversary of the Fifth Amendment Date. Lender is not obligated to make any disbursement until all conditions precedent to the Fifth Amendment have been satisfied. Additionally, Lender’s obligation to make any particularly disbursement is conditioned on the absence of any Default or Event of Default and Lender’s receipt of a borrowing request from Borrowers accompanied by an invoice or other information required by Lender to confirm the proceeds of Term Loan E are being used for the purposes set forth in Section 8.1(e).

(g) The following are added to the Loan Agreement as a new Section 2.4(e) and (f), respectively:

(e) Term Loan D is evidenced by, and Borrowers shall repay Term Loan D in accordance with, Term Note D. Interest will accrue on the outstanding principal balance of Term Loan D as described in Term Note D, except as otherwise provided in the Loan Documents.

(f) Term Loan E is evidenced by, and Borrowers shall repay Term Loan E in accordance with, Term Note E. Interest will accrue on the outstanding principal balance of Term Loan E as described in Term Note E, except as otherwise provided in the Loan Documents.

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(h) Section 8.1 of the Loan Agreement is amended and restated in its entirety as follows:

Section 8.1. Use of Proceeds. Borrowers shall use (a) the Revolving Loan proceeds only for general working capital purposes, (b) the Equipment Term Loan proceeds only for repaying the F&M Debt, paying the Closing Dividend and financing the Yorktown Equipment Acquisition, (c) the New Equipment Loan proceeds only for financing the Milacron Equipment Acquisition and paying Lender’s fees and costs associated with the First Amendment, (d) Term Loan C proceeds only for financing the Second Milacron Equipment Acquisition and paying Lender’s fees and costs associated with the Fourth Amendment, and (e) Term Loan E proceeds only for financing the acquisition of injection product molding equipment.

(i) Section 8.5 of the Loan Agreement is amended and restated in its entirety as follows:

Section 8.5. Capital Expenditures. Borrowers will not spend or incur obligations to acquire fixed assets for more $1,500,000.00 in any single fiscal year on a consolidated basis, excluding (a) the Yorktown Equipment Acquisition, (b) the Milacron Equipment Acquisition, (c) fixed assets acquired from Kruger or Yorktown pursuant to any Debt offset arrangement entered into on or before January 31, 2014, (d) capital expenditures for equipment additions to meet customer requirements and/or designs, and (e) the Second Milacron Equipment Acquisition.

3. Effect of this Amendment. Except as expressly provided above, this Amendment is not a waiver of, amendment to, consent to or modification of (a) any term or provision of any of the Loan Documents, or (b) any event, condition, or transaction on the part of any Person.

4. Ratification of Loan Documents. The Loan Documents remain in full force and effect as amended by this Amendment. Each Borrower and each Guarantor (a) ratifies and confirms all Loan Documents to which it is a party as valid, subsisting and continuing in full force and effect, as modified by this Amendment, and (b) agrees that all references to the Loan Agreement in the Loan Documents to which it is a party are amended to mean the Loan Agreement as amended by this Amendment. Without in any way limiting the foregoing, Guarantors ratify and confirm in all respects the Amended and Restated Combined Limited Guaranty dated as of January 7, 2016 by Guarantors in favor of Lender, as previously ratified and amended (the “Existing Guarantee”), as valid and in full force and effect.

5. Conditions. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent, each of which exist for Lender’s sole benefit and may be waived by Lender only (in its sole discretion):

(a) Documents. Lender’s receipt of the following, each properly executed, each dated the Fifth Amendment Date (or, in the case of certificates of governmental officials, a recent date before the date of the Amendment) and each in form and substance satisfactory to Lender and its legal counsel:

(i) this Amendment;

(ii) the Revolving Note, Term Note D and Term Note E;

(iii) a Guaranty Agreement from Warren F. Kruger (which swill be in addition to, and not in limitation or a novation of, the Existing Guarantee);

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(iv) a ratification of and amendment to the Mortgage executed by Greystone Real Estate;

(v) one or more certificates of resolutions or other action, incumbency certificates and/or other certificates as Lender requires with accompanying governing documents for the Borrowers and Greystone Real Estate and actions and resolutions of the Borrowers and Greystone Real Estate in connection with this Amendment; and

(vi) all other documents and instruments requested by Lender.

(b) Fees and Expenses. If required by Lender, Borrowers’ shall pay all out-of-pocket expenses required under Section 8 of this Amendment. If Lender elects, in its sole discretion, to waive collection of any fees and expenses as a condition to the effectiveness of this Amendment, Borrowers will remain obligated to pay those fees and expenses, which are due and payable on the Fifth Amendment Date.

6. Representations and Warranties.

(a) Each Borrower and each Guarantor represents and warrants to the Lender that as of the date of this Amendment:

(i) its representations and warranties in the Loan Documents to which it is a party are true and correct in all material respects as though made on Fifth Amendment Date, except to the extent that any of them speak to a different specific date, in which case they are true and correct in all material respects as of the earlier date;

(ii) as of the Fifth Amendment Date, (A) no Default or Event of Default exists, and (B) no Default or Event of Default exists under, and as defined in, the Greystone Real Estate Loan Agreement;

(iii) its execution, delivery and performance of this Amendment and all other Loan Documents executed by it in connection with this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not contravene the terms of any of its organizational documents, any law or any indenture, loan or credit agreement, or any other material agreement or instrument to which it is a party or by which it is bound or to which it or its properties are subject;

(iv) no authorizations, approvals or consents of, and no filings or registrations with, any governmental authority or any other Person are necessary for the execution, delivery or performance by such Borrower or Guarantor of this Amendment or the other Loan Documents executed by it in connection with this Amendment, or for the validity or enforceability thereof; and

(v) this Amendment and each other Loan Document to which it is a party constitutes such Borrower’s or Guarantor’s legal, valid and binding obligations, enforceable against it in accordance with its terms, in all cases except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and by judicial discretion regarding the enforcement of or any applicable laws affecting remedies (whether considered in a court of law or a proceeding in equity).

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7. Fees and Expenses.

(a) As additional consideration for Lender entering into this Amendment, modifying the Prior Revolving Loan and extending the Revolving Loan and Term Loan E, Borrowers shall pay (i) an origination fee of $10,000.00, and (ii) a documentation fee of $250.00.

(b) In accordance with Section 10.5 of the Loan Agreement (and without in any way limiting its provisions), Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Lender, including the reasonable fees, charges and disbursements of Lender’s counsel (determined on the basis of such counsel’s generally applicable rates) in connection with (i) this Amendment, the preparation of this Amendment and any other Loan Documents, and any filings or other documents or instruments required in connection with the preparation of this Amendment or the other Loan Documents, and (ii) the enforcement, collection or protection of its rights in connection with the Loan Documents, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect the Loan Documents and this Agreement. Expenses being reimbursed by Borrowers under this Section include, without limitation, costs and expenses incurred in connection with appraisals, field examinations, insurance reviews, flood determinations, lien and title searches and title insurance, and recording and filing fees or taxes.

8. Events of Default Unaffected. Nothing in this Amendment is a waiver of any Default or Event of Default, or of any right or remedy available to the Lender by reason of the occurrence or existence of any Default or Event of Default.

9. Releases. Each Borrower and each Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, managers, members, shareholders, beneficiaries, trustees, administrators, subsidiaries, Affiliates, employees, servants and attorneys (collectively the “Releasing Parties”), releases and forever discharges Lender and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, now held, owned or possessed by any or all of the Releasing Parties or that any or all of the Releasing Parties hold or claim to hold in the future as a result of any actions or inactions occurring on or before the Fifth Amendment Date, under common law or statutory right, arising directly or indirectly out of out of the Loans, any of the Loan Documents, or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Each Borrower and each Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or that are filed or prosecuted in the future by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is not an admission of liability.

10. Governing Law; Miscellaneous. This Amendment is governed by the Loan Agreement, including the rules of construction provided in Section 1.2 and the miscellaneous provisions of Article X thereof. Unless stated otherwise, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, and (c) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

[Signature Pages Attached]

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THIS FIFTH AMENDMENT TO LOAN AGREEMENT is executed and delivered by the undersigned effective as of the date first indicated on the first page.

“BORROWERS”

GREYSTONE LOGISTICS, INC.,
an Oklahoma corporation

By:	/s/ Warren F. Kruger
Warren F. Kruger, President/CEO

GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company

By:	/s/ Warren F. Kruger
Warren F. Kruger, Manager

Signature Page

Fifth Amendment to Loan Agreement

THIS FIFTH AMENDMENT TO LOAN AGREEMENT is executed and delivered by the undersigned effective as of the date first indicated on the first page.

“GUARANTORS”

/s/ Warren F. Kruger
Warren F. Kruger

/s/ Robert J. Rosene, Jr.
Robert J. Rosene, Jr.

Signature Page

Fifth Amendment to Loan Agreement

THIS FIFTH AMENDMENT TO LOAN AGREEMENT is executed and delivered by the undersigned effective as of the date first indicated on the first page.

“LENDER”

INTERNATIONAL BANK OF COMMERCE, an Oklahoma state banking corporation, successor in interest to International Bank of Commerce, a Texas state banking association

By:	/s/ Andrew J. Levinson
Andrew J. Levinson
President - Tulsa Region

Signature Page

Fifth Amendment to Loan Agreement